FOURTH QUARTER 2022 EARNINGS CALL February 23, 2023 EARNINGS CALL PRESENTATION Q4 2023

2 The financial results in this document reflect preliminary, unaudited results, which are not final until the Company’s Annual Report on Form 10-K is filed. With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our guidance, our capital resources and liquidity, our pursuit of growth opportunities, the timing of transaction closings and investment spending, our expected cash flows, the performance of our customers, our expected cash collections and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of actual events. There is no assurance that the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof. DISCLAIMER

INTRODUCTORY COMMENTS

PORTFOLIO UPDATE

5 PORTFOLIO OVERVIEW Education Portfolio 70 Properties; 8 Operators Leased at 100%** *See Annual Report on Form 10-K for the year ended December 31, 2023 for definition and calculation of this non-GAAP measure **Excluding properties EPR intends to sell Experiential Portfolio 289 Properties; 50 Operators Leased at 99%** $6.3B (93%) Total Investments* Total Portfolio Snapshot ~$6.8B Total Investments* 359 Properties Leased at 99%** Q4 Investment Spending $133.9M YTD Investment Spending $269.4M

6 PORTFOLIO COVERAGE *BoxOfficeMojo TTM Sept 2023 YE 2019 Theatre Coverage 1.7x 1.7x Box Office* $8.8B $11.4B Non-Theatre Coverage 2.6x 2.0x Total Portfolio Coverage 2.2x 1.9x Strong Total Portfolio Coverage Methodology – Coverage numerator is customer's store level EBITDARM and denominator is EPR's minimum rent or interest (excludes non-cash straight-line rent or interest income from the effective interest method of accounting) EBITDARM data is sourced from customers' reported store level profit and loss statements

7 THEATRES Tenant and Operator Updates Theatre coverage at 2019 levels • Coverage back to 2019 levels, even with box office well below 2019 • Positioned to capitalize on trends of sustained increases in food and beverage spending and spending on premium large format screens Improving quality and coverage of our theatre portfolio • Finalized a restructuring with Xscape Theatres • Sold two underperforming Alamo Drafthouses to franchisee operator North American Box Office • 2023 North American Box Office Gross (NABOG) was $8.9 billion, up 21% over 2022 with Q4 at $1.9B • 2024 NABOG expected to be $8.0B – $8.4B

8 PORTFOLIO UPDATE Experiential Lodging 2023 portfolio revenue and EBITDARM increased over 2022 Eat & Play 2023 portfolio revenue up 5% & EBITDARM up 6% Attractions & Cultural Cultural portfolio increased revenue and saw significant increases in attendance; many attractions saw attendance up over 2022 Fitness & Wellness Murrieta Hot Springs in opened in February; construction continues on The Springs Resort in Pagosa completion expected mid-25 Ski Performance essentially flat primarily reflecting challenging weather conditions in Nov & Dec at all resorts other than at Alyeska Resort

CAPITAL RECYCLING

During the Quarter

- Sold 2 Alamo Drafthouse locations and second of our vacant former Regals
- Sold fourth of the five KinderCare properties; fifth vacant KinderCare location is under a signed purchase and sale agreement
- Net proceeds for Q4 were $22.2M; total for 2023 was $57.2M

Subsequent to year end

- Sold third vacant former Regal; have either executed letters of intent or purchase and sale agreements for 3 of the remaining 8
- One remaining vacant AMC theatre, under a signed purchase and sale agreement and vacant Xscape theatre terminated in Q4
- Sold both Titanic Museums at a 6% cap rate on in place income for combined ~$45M net proceeds and gain on sale of ~$17M

2024 Disposition Proceeds Guidance	$50M-$75M

EPR Properties®

9

1 0 INVESTMENT SPENDING Q4 Investment spending was $133.9M bringing YTD total to $269.4M $77M convertible mortgage financing for The Mirbeau Inn & Spa 3 locations – award-winning Mirbeau Inn & Spa resorts in Skaneateles and Rhinebeck, New York, and Plymouth, Massachusetts $9.4M acquisition of Movement Climbing Gym in Belmont, CA – third overall climbing gym; Movement is a quality operator, and the real estate is excellent 2024 Investment Spending Guidance $200M-$300M

FINANCIAL REVIEW

1 2 (In millions except per-share data) Note: Each of the measures above include deferred rent and interest collections from cash-basis customers that were recognized as revenue of $0.6 million and $6.2 million for the quarter ended December 31, 2023 and 2022, respectively. *See Supplemental Operating and Financial Data for the Fourth Quarter and Year Ended December 31, 2023 for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS Financial Performance Quarter ended December 31, 2023 2022 $ Change % Change Total Revenue $172.0 $178.7 ($6.7) (4%) Net Income – Common 39.5 36.3 3.2 9% FFO as adj. – Common* 90.2 95.0 (4.8) (5%) AFFO – Common* 88.5 96.8 (8.3) (9%) Net Income/share – Common 0.52 0.48 0.04 8% FFO/share - Common, as adj.* 1.18 1.25 (0.07) (6%) AFFO/share - Common* 1.16 1.27 (0.11) (9%)

1 3*See Supplemental Operating and Financial Data for the Fourth Quarter and Year Ended December 31, 2023 for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS Financial Performance Year ended December 31, 2023 2022 $ Change % Change Total Revenue $705.7 $658.0 $47.7 7% Net Income – Common 148.9 152.1 (3.2) (2%) FFO as adj. – Common* 397.2 355.2 42.0 12% AFFO – Common* 400.6 370.3 30.3 8% Net Income/share – Common 1.97 2.03 (0.06) (3%) FFO/share - Common, as adj.* 5.18 4.69 0.49 10% AFFO/share - Common* 5.22 4.89 0.33 7% (In millions except per-share data) Note: Each of the measures above include deferred rent and interest collections from cash-basis customers that were recognized as revenue of $36.4 million and $17.7 million for the year ended December 31, 2023 and 2022, respectively.

1 4 FFO AS ADJUSTED PER SHARE WITHOUT DEFERRAL COLLECTIONS *See Supplemental Operating and Financial Data for the Fourth Quarter and Year Ended December 31, 2023 for definitions and calculations of these non-GAAP measures $ in millions 2022 $ in millions 2023 (1) Growth FFO As Adjusted Per Share* $4.69 $5.18 10.4% Less: Deferral Collections $17.7 ($0.24) $36.4 ($0.48) FFO As Adjusted Per Share* Without Deferral Collections $4.45 $4.70 5.6% (1) FFO as adjusted per share and FFO as adjusted per share without deferral collections for the year ended December 31, 2023 each include $3.4 million in lease termination fees recognized as revenue.

1 5 FINANCIAL HIGHLIGHTS Key Ratios* Quarter ended December 31, 2023 Fixed charge coverage 3.2x Debt service coverage 3.8x Interest coverage 3.8x Net Debt to Adjusted EBITDAre 5.3x Net Debt to Gross Assets 39% AFFO payout 71% *See Supplemental Operating and Financial Data for the Fourth Quarter and Year Ended December 31, 2023 for definitions and calculations of these non-GAAP measures

1 6 Debt • $2.8B total debt; all fixed rate or fixed through interest rate swaps at weighted avg. = 4.3% • Weighted avg. debt maturity of 4.25 years; $136.6M of scheduled debt maturities due in 2024 Liquidity Position at 12/31/2023 • $78.1M unrestricted cash • No balance on $1B revolver CAPITAL MARKETS UPDATE

1 7 2024 GUIDANCE *See Supplemental Operating and Financial Data for the Fourth Quarter and Year Ended December 31, 2023 for definitions and calculations of these non-GAAP measures FFO AS ADJUSTED PER SHARE* Guidance $4.76 - $4.96 INVESTMENT SPENDING Guidance $200M - $300M DISPOSITION PROCEEDS Guidance $50M - $75M PERCENTAGE RENT & PARTICIPATING INTEREST Guidance $12M - $16M GENERAL & ADMINISTATIVE EXPENSE Guidance $52M - $55M

1 8 2024 OPERATING PROPERTY GUIDANCE *See Supplemental Operating and Financial Data for the Fourth Quarter and Year Ended December 31, 2023 for definitions and calculations of these non-GAAP measures OTHER INCOME Guidance $57M - $67M OTHER EXPENSE Guidance $54M - $64M EQUITY IN LOSS FROM JV’S Guidance $(9)M - $(6)M FFO AS ADJUSTED* FROM JV’S Guidance $1M - $4M

1 9 FFO AS ADJUSTED PER SHARE WITHOUT DEFERRAL COLLECTIONS *See Supplemental Operating and Financial Data for the Fourth Quarter and Year Ended December 31, 2023 for definitions and calculations of these non-GAAP measures (1) FFO as adjusted per share and FFO as adjusted per share without deferral collections for the year ended December 31, 2023 each include $3.4 million in lease termination fees recognized as revenue. (2) Estimates for 2024 reflect the mid-point of guidance. $ in millions 2023 A(1) $ in millions 2024 E(2) 2023 A vs. 2024 E Growth FFO As Adjusted Per Share* $5.18 $4.86 (6.2%) Less: Deferral Collections $36.4 ($0.48) $.6 ($0.01) FFO As Adjusted Per Share* Without Deferral Collections $4.70 $4.85 3.2%

CLOSING COMMENTS

EPR Properties 909 Walnut Street, Suite 200 Kansas City, MO 64106 www.eprkc.com 816-472-1700 info@eprkc.com